UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2012

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California 94025
(Address of principal executive offices and zip code)

(650) 306-1650
(Registrant's telephone number,
including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Landec Corporation under Items 1.01, 2.01, 2.03, 8.01 and 9.01 on April 27, 2012.  Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of GreenLine Holding Company as of December 25, 2011 and December 26, 2010 and for the periods then ended are filed as Exhibit 99.1 hereto and incorporated herein by this reference.

(b)	Pro Forma Financial Information.

The pro forma financial information with respect to the transaction described in Item 2.01 of the Current Report on Form 8-K filed on April 27, 2012 is filed as Exhibit 99.2 hereto and incorporated herein by this reference.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of BDO USA, LLP, Independent Certified Public Accountants

99.1	Audited financial statements of GreenLine Holding Company as of December 25, 2011 and December 26, 2010 and for the periods then ended

99.2	Unaudited pro forma condensed combined financial statements of Landec Corporation and GreenLine Holding Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDEC CORPORATION
Registrant

Date: July 6, 2012	By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
23.1	Consent of BDO USA, LLP, Independent Certified Public Accountants

99.1	Audited financial statements of GreenLine Holding Company as of December 25, 2011 and December 26, 2010 and for the periods then ended

99.2	Unaudited pro forma condensed combined financial statements of Landec Corporation and GreenLine Holding Company